                                                                    EXHIBIT 99.1

                          CONSENT OF WILLIAM MARSHALL

    I hereby consent to the reference to me as a person who has been designated to serve as a director of LASER Mortgage Management, Inc. under the heading "THE COMPANY" in the Prospectus constituting a part of the Registration Statement on Form S-11 with which this consent is filed.

                                                /s/ WILLIAM MARSHALL
                                                ---------------------------------------------
                                                Name: William Marshall

Date: October 28, 1997